Quarterly Update FY 2016 Fourth Quarter November 8, 2016

Forward looking statements ADIENT I Quarterly Update FY2016 Fourth Quarter I November 8, 2016 2 Adient has made statements in this document that are forward-looking and, therefore, are subject to risks and uncertainties. All statements in this document other than statements of historical fact are statements that are, or could be, deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In this document, statements regarding Adient’s future financial position, sales, costs, earnings, cash flows, other measures of results of operations, capital expenditures or debt levels and plans, objectives, outlook, targets, guidance or goals are forward-looking statements. Words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “forecast,” “project” or “plan” or terms of similar meaning are also generally intended to identify forward-looking statements. Adient cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond Adient’s control, that could cause Adient’s actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: the expected tax treatment of the spin-off, the impact of the spin-off on the businesses of Adient, the ability of Adient to meet debt service requirements, the risk that disruptions from the spin-off will harm Adient’s business, competitive responses to the spin-off, general economic and business conditions that affect Adient following the spin-off, the strength of the U.S. or other economies, automotive vehicle production levels, mix and schedules, energy and commodity prices, the availability of raw materials and component products, currency exchange rates, and cancellation of or changes to commercial arrangements. A detailed discussion of risks related to Adient’s business is included in the section entitled “Risk Factors” in Adient’s Registration Statement on Form 10 filed with the U.S. Securities and Exchange Commission on April 27, 2016, which the SEC declared effective on September 29, 2016, and available at www.sec.gov. Potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this document are made only as of the date of this document, unless otherwise specified, and, except as required by law, Adient assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this document. In addition, this document includes certain projections provided by Adient with respect to the anticipated future performance of Adient’s businesses. Such projections reflect various assumptions of Adient’s management concerning the future performance of Adient’s businesses, which may or may not prove to be correct. The actual results may vary from the anticipated results and such variations may be material. Adient does not undertake any obligation to update the projections to reflect events or circumstances or changes in expectations after the date of this document or to reflect the occurrence of subsequent events. No representations or warranties are made as to the accuracy or reasonableness of such assumptions or the projections based thereon. This document also contains non-GAAP financial information because Adient’s management believes it may assist investors in evaluating Adient’s on-going operations. Adient believes these non-GAAP disclosures provide important supplemental information to management and investors regarding financial and business trends relating to Adient’s financial condition and results of operations. Investors should not consider these non-GAAP measures as alternatives to the related GAAP measures. A reconciliation of historical non-GAAP measures to their closest GAAP equivalent are included in Exhibit 99.1 of Adient’s Form 8-K filed on November 8, 2016. Reconciliations of non-GAAP measures related to FY2017 guidance have not been provided due to the unreasonable efforts it would take to provide such reconciliations.

Strong profitability

4th Quarter FY16

Net Sales



$4.2B
$3.9B
FY15 Q4
FY16 Q4

-5%

- Growth in Asia offset by lower North America and Europe volumes
- China sales (mostly non-consolidated) +26% to $2.9 billion (+31% ex. FX)
- FY16 Q4 industry light vehicle production
  - North America +2%
  - Europe -2%
  - China +21%

Segment EBIT*



$248M
$281M
FY15 Q4
FY16 Q4

+13%

- Segment EBIT margin **+110 bps**
- Restructuring savings and cost reduction initiatives
- Improved operational efficiencies

- Non-GAAP excludes transaction / integration / separation costs and other special items.
- Based on Johnson Controls Automotive Experience segment reporting. Refer to Adient's form 8-K filed on November 8, 2016 for full earnings release and non-GAAP reconciliation.

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ADIENT I Quarterly Update FY2016 Fourth Quarter I November 8, 2016

Looking forward: FY2017 guidance 4 Revenue $16.8 to $17.0 billion Adj. EBIT (Incl. ~$380 million of E.I.) $1.15 to $1.2 billion Depreciation & Amortization $400 million Interest Expense $145 million Effective Tax Rate 10 to 12% Adj. Net Income $850 to $900 million Capital Expenditures $545 to $575 million (includes ~$75 million IT and facility capital associated with stand-up costs) Free Cash Flow $250 million (includes elevated level of restructuring and capital expenditures) ADIENT I Quarterly Update FY2016 Fourth Quarter I November 8, 2016